SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2003

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE DATED 9-3-03

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant’s press release dated September 3, 2003 announcing the acquisition of 93.6% of Perbio Science AB, confirming EPS guidance for 2003 and announcing the filing of a $750 million shelf registration statement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date September 3, 2003	By:	/s/ Todd M. DuChene

		Name:	Todd M. DuChene
		Title:	Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release dated September 3, 2003 announcing the acquisition of 93.6% of Perbio Science AB, confirming EPS guidance for 2003 and announcing the filing of a $750 million shelf registration statement.